AGREEMENT AND PLAN OF MERGER



     THIS  AGREEMENT  AND  PLAN  OF  MERGER   (hereinafter  called  the  "Merger
Agreement") is made effective as of December 31, 1998, by and between LeaseSource Online, Inc., an Ohio corporation ("LSI"), CarWizard, Inc., an Ohio corporation ("CarWizard") and sometime collectively ("Acquirees"), the undersigned shareholders of LSI and CarWizard (the "Shareholders") and Navidec, Inc., a Colorado corporation ("NAV"). LSI, CarWizard and NAV are sometimes referred to as the "Constituent Corporations," with reference to the following facts:

     A. The authorized capital stock of NAV consists of 20,000,000 shares of no par value common stock. The authorized capital stock of both LSI and CarWizard consists of eight hundred fifty (850) shares of common stock, no par value.

     B. There are currently 3,606,221 shares of stock of NAV outstanding and options and warrants to purchase an additional ____________ shares of common stock.

     C. LSI and CarWizard both have no subsidiaries, and each has a total of 100 shares of no par value common stock issued and outstanding, and there are no options or other rights to acquire any newly issued shares available to any person. The undersigned Shareholders are the sole Shareholders of LSI and CarWizard.

     D. The directors of the Constituent Corporations deem it advisable and to the advantage of such corporations that LSI and CarWizard merge into NAV upon the terms and conditions herein provided.

     NOW, THEREFORE, the parties do hereby adopt the plan of merger encompassed by this Merger Agreement and do hereby agree that the Acquirees shall merge with and into NAV on the following terms, conditions, and other provisions:

1.   TERMS AND CONDITIONS OF PLAN OF MERGER

     1.1 Merger. The Acquirees shall be merged with and into NAV(the "Merger"), and NAV shall be the surviving corporation (the "Surviving Corporation") effective upon the later of the date when this Merger Agreement or a Certificate of Merger is filed with the Secretaries of State of Colorado and Ohio or December 31, 1998 (the "Effective Date").

     1.2 Closing. The closing of the Merger (the "Closing") will take place on or before December 16, 1998 at 10:00 a.m. MDT at the offices of Cohen Brame & Smith Professional Corporation, 1700 Lincoln Street, Suite 1800, Denver, Colorado, unless another date or place is agreed to in writing by the parties hereto.

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     1.3  Succession.  On the Effective  Date,  NAV shall continue its corporate existence under the laws of the State of Colorado, and the separate existence and corporate organization of LSI and CarWizard, except insofar as it may be continued by operation of law, shall be terminated and cease.

     1.4 Transfer of Assets and Liabilities. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their stockholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgments as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

     1.5 Manner of Accomplishing Merger. The Merger shall be accomplished by way of the exchange of 100% (100 shares) of the issued and outstanding shares of LSI for 125,000 shares of the common stock of NAV, 100% of the issued and outstanding shares of CarWizard for an additional 125,000 shares of the Common Stock of NAV. The transfer agent will automatically be instructed to issue new certificates of NAV to each of the shareholders of LSI and CarWizard in accordance with Exhibit A attached hereto, at the address listed in the register of LSI shareholders. No fractional shares will be issued, but each fractional share will be rounded up to the next share and a certificate for NAV will be issued to each record holder of LSI accordingly. The exchange will be accomplished pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933.

     1.6 Rights of Appraisal. This Merger shall be subject to the unanimous approval by the Shareholders and there shall be no outstanding dissenter's or appraisal rights.

     1.7 Obligations of the Acquirees Not to Issue its Securities. As of the date of this Merger Agreement and until the date of closing, the Acquirees shall not issue any additional shares of its common stock to any person or entity whatsoever, including as a result of having previously issued any warrants to acquire common stock, any options to acquire its securities as a result of any employee stock option plan or otherwise, or pursuant to any employee benefit plan. The Acquirees further represent that the capitalization, as set forth in paragraph C of the preamble to this Agreement, is true and accurate in all respects.

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     1.8 Pre Effective  Date  Assignments.  On the Effective  Date the Acquirees
shall assign all existing accounts payable, all existing accounts receivable and all cash or cash equivalents to the Shareholders who shall be responsible for the payment of all Acquirees' debt accrued as of December 31, 1998 except the Note Payable to the Computer Group, Inc. as defined in Section 5.2 which NAV shall assume and pay.

2.   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation and Bylaws. The Articles of Incorporation of NAV in effect on the Effective Date shall continue to be the Articles of Incorporation of the Surviving Corporation. The Bylaws of NAV shall be the Bylaws of the Surviving Corporation, as they may be amended from time to time.

     2.2 Directors. The directors of NAV immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified and Michael S. Kranitz shall be appointed as the seventh member of NAV's board of directors and so long as he is eligible, shall be nominated for re-election at NAV's next annual meeting of shareholders.

     2.3 Officers. The officers of NAV immediately preceding the Effective Date shall remain the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3.   REPRESENTATION AND WARRANTIES

     3.1 Representations and Warranties by the Acquirees. As a material inducement to NAV to execute and perform its obligations under this Agreement, the Acquirees and the Shareholders hereby jointly and severally represent and warrant to NAV that except as disclosed on Schedule 3.1:

          (1) Organization and Standing of the Acquirees. The Acquirees are corporations duly organized and validly existing and in good standing under the laws of the State of Ohio. They have all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. The Acquirees have no direct or indirect interest, either by way of stock ownership or otherwise, in any other firm, corporation, association or business.

          (2) Capitalization. The Acquirees are both duly and lawfully authorized by its Articles of Incorporation, as amended, to issue 850 shares of common stock, no par value per share, of which 100 shares of each Acquiree are validly issued and outstanding on the date of this Agreement. LSI has 400 shares of treasury stock. All of the outstanding shares of the Acquirees' common stock have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever under which the Acquiree is or may be obligated to issue or purchase shares of its capital stock.

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          (3)  Ownership  of the  Acquirees'  Common  Stock.  The  shares of the
Acquirees' common stock are held by the Shareholders in the amounts set forth opposite their signatures.

          (4) The Acquirees' Authority. The execution, delivery and performance of this Agreement shall have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of the Acquirees and the Shareholders enforceable in accordance with its terms (except as limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights). No provision of the Articles of Incorporation or any amendments thereto, Bylaws or any amendments thereto, minutes or share certificates of the Acquirees, or of any contract to which the Acquirees are a party or otherwise bound, prevents the Shareholders from delivering good title to their shares of such capital stock in the manner contemplated herein.

          (5)  Due  Diligence.   The  Acquirees  have  furnished  NAV  with  all
financial, corporate and business records requested by NAV.

               (a) Financial Statements. The financial statements furnished by the Acquirees were prepared in accordance with generally accepted accounting principles applied on a consistent basis and present fairly the financial condition of the Acquirees at such dates and the results of its operations for the periods therein specified. Specifically, but not by way of limitation, the financial statements presented disclose all of the assets, debts, liabilities and obligations of any nature (whether absolute, accrued, contingent or otherwise and whether due or to become due) of the Acquirees at the date thereof and include appropriate reserves for all taxes and other liabilities accrued or due at such date, but not yet payable. Except as may have been disclosed to NAV, there has not been any material change to the financial condition of the Acquirees since the date of the last financial statements delivered.

               (b) Litigation. Except as may have been disclosed to NAV in writing, there are no legal actions, suits, arbitrations or other legal or administrative proceedings pending or threatened against the Acquirees which would materially affect it or its properties, assets or business; and the Acquirees are not aware of any facts which to its knowledge might result in any action, suit, arbitration or other proceeding which in turn might result in any material adverse change in the business or condition (financial or otherwise) of the Acquirees or their properties or assets. The Acquirees are not in default with respect to any judgment, order or decree of any court or any government agency or instrumentality.

               (c) Compliance With the Law and Other Instruments. To the best of the Acquirees' knowledge, the business operations of the Acquirees have been and are being conducted in material compliance with all applicable laws, rules and regulations of all authorities. The Acquirees are not in violation of, or in default under, any term or provision of its Articles of Incorporation, as amended, or its Bylaws, as amended, or of any license, lien, mortgage, lease, agreement, instrument, order, judgment or decree, or subject to any restriction, contained in any of the foregoing, of any kind or character which materially adversely affects in any way the business, properties, assets or prospects of the Acquirees, or prevents consummation of the exchange of securities contemplated by this Agreement.

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               (d) Title to Properties  and Assets.  The Acquirees have good and
marketable  title  to  all  their  properties  and  assets,   including  without
limitation those reflected in the Acquirees' financial statements and those used or located on property controlled by the Acquirees, subject to no mortgage, pledge, lien, charge, security interest, encumbrance or restriction except a security interest granted to the Computer Group, Inc. by LSI pursuant to the Promissory Note defined in Section 5.2. The buildings and equipment of LSI are in good condition and repair, reasonable wear and tear excepted. LSI has not been, to the knowledge of any officer of LSI, threatened with any action or proceeding under any building or zoning ordinance, regulation. Neither LSI or CarWizard own and they are not therefore conveying title to all intellectual property rights in and to the book, Look Before You Lease: Secrets to Smart Vehicle Leasing (Library of Congress Catalog Card Number 97-76990 and previous editions) and intellectual property rights in and to the LeaseWizard(R)Lease and Loan Software and related trademarks belonging to Kranitz Enterprises, Inc.

               (e) Contracts and Other Obligations. The Acquirees have provided NAV with copies of all material contracts to which it is a party, including all leases for real or personal property. The Acquirees have in all material respects performed all obligations required to be performed by it to date and is not in material default under any of the contracts to which it is a party or by which it is otherwise bound. To the best of Acquirees' knowledge, all parties with whom the Acquirees have contractual arrangements are in material compliance therewith and are not in default thereunder, except as otherwise disclosed to NAV.

               (f) Records. The books of account, minute books, stock certificate books and stock transfer ledgers of the Acquirees are complete and correct, and there have been no transactions involving the business of the Acquirees which properly should have been set forth in the respective books, other than those set forth therein.

          (6) Brokers or Finders. All negotiations on the parts of the Acquirees relative to this Agreement and the transactions contemplated hereby have been carried on by the Acquirees without the intervention of any person or as the result of any act of the Acquirees in such manner as to give rise to any valid claim against the Acquirees, NAV or the Shareholders for a brokerage commission, finder's fee or other like payment.

          (7) Taxes. The Acquirees have duly filed all federal, state, county and local income, franchise, excise, real and personal property and other tax returns and reports (including, but not limited to, those relating to social security, withholding, unemployment insurance and occupation (sales) and use taxes) required to have been filed by the Acquirees up to the date hereof. All of the foregoing returns are true and correct in all material respects and the Acquirees have paid all taxes, interest and penalties shown on such returns or reports as being due. The Acquirees have paid or made adequate provision in the Acquirees' financial statements or its books and records for all taxes payable in respect of all periods ending on or before the date hereof. The Acquirees have no material liability for any taxes, interest or penalties of any nature whatsoever, except for those taxes which are not yet due.

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          (8) Indemnification Liabilities.  There are no existing liabilities or facts known to the Acquirees which would require the Acquirees to indemnify their officers or directors for acts or omissions by such persons acting on behalf of the respective companies.

          (9) Full Disclosure. The Acquirees and the Shareholders have made full disclosure to NAV concerning all material elements of the business of the Acquirees.

     3.2 Representations and Warranties by NAV. As a material inducement to the Acquirees and the Shareholders to execute and perform their obligations under this Agreement, NAV hereby represents and warrants that except as disclosed in NAV's Financial Statements or on Schedule 3.2:

          (1) Organization and Standing of NAV. NAV is a corporation duly organized and validly existing and in good standing under the laws of the State of Colorado. It has all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. NAV has no direct or indirect interest, either by way of stock ownership or otherwise, in any other firm, corporation, association or business.

          (2) Capitalization. NAV is duly and lawfully authorized by its Articles of Incorporation, as amended, to issue 20,000,000 shares of common stock, no par value per share. 3,606,221 shares of the common stock are issued and outstanding as of the date hereof. NAV has no treasury stock and no other authorized series or class of stock. All the outstanding NAV common shares have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights. There are outstanding subscriptions, options, warrants and other agreements or arrangements under which NAV is or may be obligated to issue or purchase shares of its capital stock.

          (3) NAV's Authority. The execution, delivery and performance of this Agreement shall have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of NAV enforceable in accordance with its terms (except as limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights). No provision of the Articles of Incorporation and any amendments thereto, Bylaws and any amendments thereto, minutes or share certificates of NAV, or of any contract to which NAV is a party or otherwise bound, prevents NAV from delivering good title to the shares of common stock to be issued pursuant to this Agreement.

          (4) Brokers or Finders. All negotiations on the part of NAV relative to this Agreement and the transactions contemplated hereby have been carried on by NAV without the intervention of any person or as the result of any act of NAV in such manner as to give rise to any valid claim against NAV, the Acquirees or the Shareholders for a brokerage commission, finder's fee or other like payment.

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          (5)  Financial  Statements.  NAV has  furnished to the  Acquirees  its audited balance sheets as of December 31, 1997 and 1996, its audited statements of income and retained earnings and cash flows for each of the three years ended December 31, 1997, its unaudited balance sheet as of September 30, 1998, and its unaudited statements of income and cash flows for the nine months ended September 30, 1998 (collectively, the "NAV Financial Statements"). All of the NAV Financial Statements present fairly the financial position of NAV as of the respective balance sheet dates, and the results of its operations and cash flows for the respective periods therein specified. The NAV Financial Statements were prepared in accordance with generally accepted accounting principles applied upon a basis consistent with prior accounting periods.

          (6) Litigation. Except as disclosed in the NAV Financial Statements or in Schedule 3.2, there are no legal actions, suits, arbitrations, or other legal or administrative proceedings pending or threatened against NAV which would reasonably be expected to have a material adverse effect upon it, its properties, assets, or business; and NAV is not aware of any facts which to its knowledge would reasonably be expected to result in any action, suit, arbitration, or other proceeding which in turn would reasonably be expected to result in any material adverse change in the business or condition (financial or otherwise) of NAV or its properties or assets. NAV is not in default of any judgment, order, or decree of any court or, in any material respect of, any requirements of a government agency or instrumentality, except as set forth in the NAV Financial Statements.

          (7) Compliance With the Law and Other Instruments. To the best of NAV's knowledge, the business operations of NAV have been and are being conducted in substantial compliance with all applicable laws, rules, and regulations of all authorities. NAV is not in violation of, or in default under, any term or provision of its Certificate of Incorporation, as amended, or its Bylaws, as amended, or in any material respect of any lien, mortgage, lease, agreement, instrument, order, judgment, or decree, or subject to any restriction, contained in any of the foregoing, of any kind or character which materially adversely affects the business, properties, assets, or prospects of NAV, or which would prohibit NAV from entering into this Agreement.

          (8) Title to Properties and Assets. NAV has good and marketable title to all of its material properties and assets, including without limitation those reflected in the NAV Financial Statements and those used or located on property controlled by NAV in its business (except assets leased or sold in the ordinary course of business), subject to no mortgage, pledge, lien, charge, security interest, encumbrance, or restriction except those which (a) are disclosed in the NAV Financial Statements as securing specified liabilities; or (b) do not materially adversely affect the use thereof.

          (9) Records. The books of account, minute books, stock certificate books, and stock transfer ledgers of NAV are complete and correct, and there have been no transactions involving the business of NAV which properly should have been set forth in said respective books, other than those set forth therein.

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          (10) Absence of Certain  Changes or Events.  Since September 30, 1998,
there has not been any material adverse change in, or event or condition materially and adversely affecting the condition (financial or otherwise), properties, assets, liabilities or, to the knowledge of NAV, the business or prospects of NAV, except for conditions generally affecting the segments of the oil and gas industry in the locales in which NAV conducts its business.

          (11) Taxes. NAV has duly filed all federal, state, county and local income, franchise, excise, real and personal property and other tax returns and reports (including, but not limited to, those relating to social security, withholding, unemployment insurance, and occupation (sales) and use taxes) required to have been filed by NAV up to the date hereof. All of the foregoing returns are true and correct in all material respects and NAV has paid or provided for all taxes, interest and penalties shown on such returns or reports as being due. NAV has no liability for any material amount of taxes, interest or penalties of any nature whatsoever, except for those taxes which may have arisen up to the Closing Date in the ordinary course of business and are properly accrued on the books of NAV as of the Closing Date.

          (12) Full Disclosure. To NAV's knowledge and belief, this Agreement, NAV's periodic public reports filed with the SEC pursuant to the requirements of the Exchange Act, and any schedules and certificates delivered by NAV in connection herewith or with the transactions contemplated hereby, taken as a whole, neither contain any untrue statement of a material fact nor omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To NAV's knowledge and belief, there are no facts which (individually or in the aggregate) materially adversely affect the business, assets, liabilities, financial condition or operations of NAV that have not been set forth in this Agreement, the Schedules hereto, the periodic public reports of NAV or in other documents delivered by NAV in connection herewith or disclosed orally by an executive officer of NAV.

     3.3 Representations and Warranties of the Shareholders. In connection with the establishment of the availability of an exemption from registration under the Act and the securities laws of the state of Ohio, the Shareholders make the following representations and warranties to NAV:

          (1) The Shareholders own free and clear of any mortgage, lien, claim or rights of any third party whatsoever the shares being acquired by NAV in this Merger and no consent or authority of any other party is required to convey clear title thereto.

          (2) The Shareholders are aware and understand that there are substantial investment risks incident to acquisition of the NAV Shares. No federal or state agency has made any finding or determination as to the fairness of the Share Exchange, nor any recommendation or endorsement, of the NAV Shares.

          (3) The Shareholders acknowledge that the NAV Shares have not been registered under the Act or the blue sky laws of any state and, therefore, cannot be resold unless they are subsequently registered under the Act or applicable state blue sky laws or an exemption from such registration is available and a favorable opinion of counsel satisfactory to NAV to that effect is obtained. Certificates evidencing ownership of the NAV Shares will be endorsed with a legend providing that the transfer thereof is restricted, except in compliance with the Act.

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          (4) Each of the  Shareholders  has been  furnished  all  materials and information he desires on NAV, its current and proposed activities and the offering of the NAV Shares to enable him to make an informed investment decision.

          (5) The Shareholders have had the opportunity to ask questions of and receive answers from NAV and its management and to obtain any additional information necessary to verify the accuracy of the information received concerning NAV and the Share Exchange.

          (6) Each Shareholder is acquiring the NAV Shares for investment purposes only and not with a view to any "distribution" of such shares within the meaning of the Securities Act except in compliance with the provisions thereof.

          (7) Each Shareholder has such knowledge and experience in financial, investment and business matters that he is capable of evaluating the merits and risks of his acquisition of the NAV Shares and of making an informed decision in acquiring such shares.

4.   NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     For purposes of this Article 4 only, any party or other person seeking to enforce, or claiming the benefit of, any representation and warranty hereunder is called a Claimant, and any party or other person against which right is claimed is called a Defendant. All representations and warranties of the parties shall survive the Closing and all inspections, examinations or audits on behalf of the parties; provided however that all representations and warranties shall terminate and expire, and be without further force and effect whatever from and after one year from the date of the Closing, hereinafter referred to as the Expiration Date, and neither party hereto shall have liability whatsoever on account of any inaccurate representation or warranty or for any breach of warranty, unless Claimant shall on or prior to such date, serve written notice on Defendant, with a copy to Defendant's counsel herein, setting forth in reasonable detail any claims (and to the extent possible an estimate of the damages) which Claimant may have under this Agreement.

5.   OTHER AGREEMENTS

     5.1 Earn-Out Provision. The current shareholders of CarWizard and LeaseSource shall receive a distribution of profits from the continuing operation of LeaseSource and CarWizard through the end of the year 2000 ("Earn Out"). The Earn Out shall be calculated solely with reference to Exhibit 5.1. The Earn Out at the end of calendar year 1999 shall be equal to 60% of the difference between the "Earn Out Amount" set forth in Exhibit 5.1 and $275,000. The Earn Out at the end of calendar year 2000 shall be equal to 55% of the difference between the "Earn Out Amount" set forth in Exhibit 5.1 and $300,000, provided the previous year's Earn Out Amount was equal to or greater than $275,000. The Earn Out shall be paid to Michael Kranitz, who shall be responsible for dividing said amounts between himself and his wife based upon their shares in LeaseSource and CarWizard.

     5.2 Indemnification of Personal Liability. As part of the consideration to shareholders of LSI, Navidec shall assume and indemnify Michael Kranitz against any personal liability pursuant to a Promissory Note dated October 18, 1997 executed by Michael Kranitz for the benefit of The Computer Group as Payee in the amount of $100,000.

     5.3 Board of Directors. Upon Closing, the NAV directors shall cause the Board of Directors to be enlarged to seven directors and the vacancy created by such enlargement shall be filled by Michael S. Kranitz. Mr. Kranitz shall be nominated as a director at NAV next annual meeting of shareholders so long as he qualifies for a director seat without adverse disclosure requirements.

     5.4 Employment Agreement. At Closing, Michael S. Kranitz shall be offered an employment agreement substantially in the form attached as Schedule 5.4. Additionally, at Closing Kranitz shall be reimbursed for expenses related to his family's relocation to the Denver, Colorado metro area in an amount not to exceed $15,000.

6.   MISCELLANEOUS

     6.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, by action taken or authorized by the Board of Directors of the terminating party or parties, whether before or after approval of the matters presented in connection with the Merger by the shareholders of NAV or LSI or
CarWizard:

     (a) By mutual written consent of NAV and the Acquirees, by action of their respective Boards of Directors;

     (b) By either the Acquirees or NAV if the Effective Time shall not have occurred on or before the elapse of one month from the date of this Agreement (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 6.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement (including without limitation Section 4.3) has to any extent been the cause of, or resulted in, the failure of the Effective Time to occur on or before the Termination Date.

     6.2 Amendment. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the shareholders of the Acquirees. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     6.3 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

     6.4 Assignment. Neither this Agreement nor any right created hereby shall be assignable by the parties hereto without the prior written consent of the others, except by the laws of succession. Nothing in this Agreement, as expressly set forth herein, is intended to confer upon any person, other than the parties hereto and their respective successors, assigns, heirs, executors, administrators or personal representations, any rights or remedies under or by reason of this Agreement.

     6.5 Notices. Any notice, communication, request, reply or advice, hereinafter severally and collectively called "notice," in this Agreement provided or permitted to be given, made, or accepted by either party to the other must be in writing and may be given or be served by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person to an officer of such party. Notice deposited in the mail in the manner hereinabove described shall be effective only if and when received by the parties to be notified. For purposes of notice the addresses of the parties shall, until changed as hereinafter provided, be as follows:

          (1)      If to NAV:

                   Ralph Armijo, President
                   Navidec, Inc.
                   14 Inverness Drive
                   Bldg. F, Suite 116
                   Englewood, CO 80112
                   Fax: (303) 790-8845

                   With a copy to:

                   Roger V. Davidson, Esq.
                   Cohen Brame & Smith Professional Corporation
                   1700 Lincoln Street, Suite 1800
                   Denver, Colorado 80203

          (2)      If to LSI, CarWizard or the Shareholders:

                   Michael S. Kranitz
                   7163 Mayfield Ct.
                   Parker, Colorado 80134

                   with a copy to :

                   [--------------]

     6.6 Parties in Interest. This Agreement shall be binding on and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, legal representatives, successors and assigns except as otherwise expressly provided herein.

     6.7 Attorneys' Fees. If any action at law or inequity, including an action declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees from the other party, which fees may be set by the court in the trial of such on or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief which may be awarded.

     6.8  Governing  Law.  This  Agreement  shall be governed by the laws of the
State of Colorado. Any action brought to enforce this Agreement or any term thereof shall be brought in a court of competent jurisdiction in Denver, Colorado and each party hereto affirmatively agrees to submit to the jurisdiction in that city and state.

     6.9 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     6.10 Counterparts. This Agreement and all other copies of this Agreement insofar as they relate to the rights, duties and remedies of parties, shall be deemed to be one agreement. This Agreement may be executed concurrently in one or more counterparts, each which shall be deemed an original, but all which together shall constitute one and the same instrument. Facsimile signatures shall be treated as original until replaced by the original copy which shall then be substituted.

     6.11 Integrated Agreement. This Agreement constitutes the entire agreement between the parties hereto, and there are no agreements, understandings, restrictions, warranties or representations between the parties other than those set forth herein or herein provided for.

     IN WITNESS WHEREOF, this Agreement and Plan of Share Exchange has been executed the day and year set forth above.

                                       NAVIDEC, INC.

                                       By: /s/ Ralph Armijo
                                          -------------------------
                                          Ralph Armijo

                                       LEASESOURCE ONLINE, INC.


                                       By: /s/ Michael S. Kranitz
                                          -------------------------
                                          Michael S. Kranitz, President

                                       CARWIZARD, INC.


                                       By: /s/ Michael S. Kranitz
                                          -------------------------
                                          Michael S. Kranitz, President

                                       SHAREHOLDERS OF LEASESOURCE ONLINE, INC.


                                       /s/ Michael S. Kranitz
                                       ----------------------------
                                       Michael S. Kranitz ... 51 shares



                                       /s/ Abby Kranitz
                                       ----------------------------
                                       Abby Kranitz ... 49 shares


                                       SHAREHOLDERS OF CARWIZARD, INC.



                                       /s/ Michael S. Kranitz
                                       ----------------------------
                                       Michael S. Kranitz ... 100 shares